UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida 32801 (Address of Principal Executive Offices; Zip Code) Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CNL Growth Properties, Inc. (the “Company”), through GGT Whitehall Holdings, LLC (the “CGP Whitehall Partner”), a subsidiary of its operating partnership, is the managing member of GGT Whitehall Venture NC, LLC (the “Whitehall Venture”). The Whitehall Venture owns a 298-unit Class A apartment community known as “Whitehall Parc Apartments” located in Charlotte, North Carolina (the “Whitehall Parc Property”). On April 2, 2014, for a purchase price of $5.5 million, the CGP Whitehall Partner acquired all of the Whitehall Venture limited liability company membership interests (“Arrowood Membership Interest”) held by our joint venture partner, WF Arrowood, LLC, an unaffiliated entity. As a result of the acquisition of the Arrowood Membership Interest, the Company, through the CGP Whitehall Partner, owns 100% of the Whitehall Venture.

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

On April 2, 2014, the Whitehall Venture refinanced the existing mortgage on the Whitehall Parc Property from Regions Bank, NA, in the original principal amount of approximately $22.3 million, with a permanent loan in the original principal amount of approximately $28.2 million (the “Whitehall Permanent Loan”) from Prudential Affordable Mortgage Company, LLC (or any assignee thereof, the “Whitehall Lender”). The Whitehall Permanent Loan is evidenced by a multifamily loan and security agreement, a multifamily adjustable rate note, a multifamily deed of trust, assignment of rents, security agreement and fixture filing, and other related documents evidencing and securing the loan (collectively, the “Whitehall Loan Documents”). In connection with the origination of the Whitehall Permanent Loan, the Whitehall Venture paid the Whitehall Lender a fee in the amount of $141,075.

Generally, the Whitehall Permanent Loan will bear interest at a variable interest rate per annum equal to 2.31% above the 30-day LIBOR rate for United States dollar deposits; and the initial interest rate of the Whitehall Permanent Loan is 2.462%. The interest rate is subject to adjustment monthly based on the latest 30-day LIBOR rate based on the LIBOR rate for the LIBOR Index released by the ICE Benchmark Administration Limited, which is displayed on the LIBOR Index Page. In the event of a default, the Whitehall Permanent Loan will bear interest at 4.0% above the interest rate then in effect, such amount not to exceed the highest rate authorized by applicable law. The Whitehall Venture entered into an interest rate cap agreement with Commonwealth Bank of Australia, a third party interest rate cap provider, pursuant to which the LIBOR rate is capped at 3.94% for an initial term expiring April 1, 2017.

The term of the Whitehall Permanent Loan is 7 years, and the maturity date is May 1, 2021. The Whitehall Permanent Loan will accrue interest during the initial 24 months, which is due and payable monthly commencing June 1, 2014. Thereafter, commencing June 1, 2016, until maturity, monthly payments of interest and principal will be required of the Whitehall Venture, based upon a 30-year amortization schedule. The Whitehall Loan Documents generally provide that the Whitehall Permanent Loan may not be prepaid during the first 24 months of the loan term. Thereafter, the Whitehall Venture will have the right to prepay all, but not less than all, of the then outstanding principal balance of the Whitehall Permanent Loan, subject to a prepayment premium of 1% of the outstanding principal balance. In the event that the Whitehall Lender permits the prepayment of the Whitehall Permanent Loan during the initial 24 months of the loan term, the prepayment premium would be 5%.

The Whitehall Loan Documents contain affirmative, negative and financial covenants, reserve requirements and other agreements, representations, warranties, borrowing conditions, and events of default customary for loans similar to the Whitehall Permanent Loan. The Whitehall Permanent Loan is secured under a multifamily deed of trust, assignment of rents, security agreement and fixture filing from the Whitehall Venture in favor of the Whitehall Lender, granting a first priority mortgage on the Whitehall Parc Property in favor of the Whitehall Lender, including all improvements thereon, plus an assignment of rents. In addition, the Whitehall Permanent Loan is guaranteed by the Company pursuant to a standard non-recourse carve-out guaranty. As further collateral security for the Whitehall Permanent Loan, the Whitehall Venture conditionally assigned all of its right, title and interest in and to the management agreement with GREP Southeast, LLC, the manager of the Whitehall Parc Property (the “Property Manager”), which assignment will become present and unconditional generally in the event of a default on the Whitehall Permanent Loan. The Whitehall Property Manager subordinated its rights and privileges to all property management fees in the event of certain types of default by the Whitehall Venture under the Whitehall Permanent Loan. The Whitehall Lender will also have the ability to remove the Property Manager and terminate the property management agreement under certain conditions.

The Whitehall Permanent Loan will be sold to the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Freddie Mac intends to sell the Whitehall Permanent Loan into a commercial mortgaged-back securitization.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase and Sale Agreement dated April 2, 2014 by and between WF Arrowood, LLC and GGT Whitehall Holdings, LLC.

10.2	Multifamily Loan and Security Agreement dated April 2, 2014 by and between GGT Whitehall Venture NC, LLC and Prudential Affordable Mortgage Company, LLC.

10.3	Multifamily Note, Adjustable Rate, in the original principal amount of $28,215,000.00, by GGT Whitehall Venture NC, LLC in favor of Prudential Affordable Mortgage Company, LLC.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.CNLGrowthProperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2014	CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations